DG OPPORTUNITY FUND
(A PORTFOLIO OF DG INVESTORS SERIES)

SUPPLEMENT TO PROSPECTUS DATED JUNE 30, 1996

     The Fund is the successor to the portfolio of a collective trust fund formerly managed by the Adviser. On August 1, 1994 (the date of the Fund's commencement of operations), the assets of the collective trust fund were transferred to the Fund in exchange for Fund shares. The Adviser has represented that the Fund's investment objective, policies and limitations are in all material respects identical to those of the collective trust fund.
     The Fund's average annual compounded total return for the one-, five- and ten-year periods ended February 29, 1996, and since inception (January 1, 1982), on a loaded basis, were 26.87%, 22.20%, 17.30%, and
     13.90%, respectively. The Fund's average annual compounded total return for the one-, five- and ten-year periods ended February 29, 1996, and since inception, on a no-load basis, were 31.42%, 23.07%, 17.72%, and 14.18%, respectively. The quoted performance data includes the performance of the collective trust fund for the period before the date on which the Fund commenced operations (August 1, 1994), as adjusted to reflect the Fund's then anticipated expenses as set forth in the `Expenses of the Fund'' section of the Fund's initial prospectus. The collective trust fund was not registered under the Investment Company Act of 1940 (the `1940 Act''), and therefore was not subject to certain investment restrictions that are imposed by the 1940 Act. If the collective trust fund had been registered under the 1940 Act, the performance may have been adversely affected.
                                                          November 26, 1996


FEDERATED INVESTORS
Federated Investors Tower
Pittsburgh, PA 15222-3779

Federated Securities Corp. is the distributor of the Fund and is a subsidiary of Federated Investors.
Cusip 23321N400
G01258-03 (11/96)